Exhibit 99.1
DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
May 17, 2010
RECENT COMMITMENTS — (See Body of Report For Contract Details/Date Changes and Other Information)

Ocean Scepter	One-year term
Ocean Rover	Approximately six-months
Ocean Sovereign	Five-month extension

	Nominal				Current	Dayrate
Rig Name	WD*	Location	Status	Operator	Term	($000s)	Start Date	Est. End Date
Domestic Deepwater Semisubmersibles (5)

Ocean Victory(Note 1)	5,500’	GOM	Current Contract	Newfield	two wells	low 300’s	early Feb. 2010	mid July 2010

		GOM	Actively Marketing	DODI	Gap in contract		mid July 2010	early Nov. 2010

		GOM	Contract Continuation	ATP	continue six-well minimum	low 560’s	early Nov. 2010	early Feb. 2011

		GOM	Actively Marketing	DODI	Gap in contract		early Feb. 2011	early June 2011

		GOM	Contract Continuation	ATP	remaining days of one-year term	low 540’s	early June 2011	mid Aug. 2011

Ocean Baroness	7,000’	GOM	Brazil prep, mobe, acceptance	DODI			mid March	late Aug. 2010

		Brazil	Future Contract	Petrobras	three-year term (includes 50% of pot. 5% bonus) + option to convert to 5 years during 1st year of operation	mid 280’s	late Aug. 2010	late Aug. 2013

Ocean Endeavor	10,000’	GOM	Current Contract	Devon	four-year term + unpriced option	mid 290’s	early July 2007	late June 2011

Ocean Monarch	10,000’	GOM	Current Contract	Anadarko	four-year term + unpriced option	low 440’s	mid Sept. 2009	mid March 2013

Ocean Confidence	10,000’	GOM	Current Contract	Murphy	four-year term + unpriced option	low 510’s	late Feb. 2008	late March 2012

Note 1. Victory — In regard solely to the ATP contract, for a minimum of the first 240 days of the initial one-year contract period, Contract Drilling Revenue is to be recognized under normal GAAP accrual accounting at $540,000 per day, and additional contract dayrate of $20,000 is to be recognized as interest income over applicable periods reflecting deferred payment plan. The contract calls for $75,000 per day of the $560,000 contract dayrate to be paid on a current basis and the remaining $485,000 per day to be paid pursuant to an overriding royalty interest structure, as discussed in the Company’s Form 8-K that was filed on June 3, 2009. Remaining days under the initial one-year contract period will be deferred until approximately the fourth quarter of 2011, when the contract provides that the rig will be utilized by the operator at a dayrate of $540,000 payable in cash.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
May 17, 2010

	Nominal				Current	Dayrate
Rig Name	WD*	Location	Status	Operator	Term	($000s)	Start Date	Est. End Date
Domestic 2nd Generation Semisubmersibles (2)

Ocean Saratoga	2,200’	GOM	Current Contract	Taylor	410-day term	200- 210	early June 2009	mid July 2010

		GOM	Future Contract	Taylor	one-year extension	200- 210	mid July 2010	late June 2011

Ocean Voyager	3,200’	GOM	Current Contract	Walter	two wells + unpriced option	low 200’s	mid March 2010	mid July 2010

Domestic Jack-ups (4)

Ocean Columbia	250’ IC	GOM	Current Contract	Chevron	four wells + unpriced option	mid 40’s	mid Feb. 2010	early July 2010

Ocean Spartan	300’ IC	GOM	Current Contract	Shell	two wells + unpriced option	mid 50’s	late Feb. 2010	early June 2010

		GOM	Special Survey	DODI			late Oct. 2010	mid Dec. 2010

Ocean Scepter	350’ IC	GOM	Current Contract	Arena	six wells	low 80’s	mid Feb. 2010	mid Aug. 2010

		GOM	Brazil prep, mobe, acceptance	DODI			mid Aug. 2010	early Dec. 2010

		Brazil	Future Contract	OGX	one-year term + unpriced option	mid 130’s	early Dec. 2010	early Dec. 2011

Ocean Titan	350’ IC	GOM	Current Contract	Ankor Energy	90-day extension	mid 60’s	mid March 2010	mid June 2010

		GOM	Intermediate Survey	DODI			early Dec. 2010	mid Dec. 2010

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
May 17, 2010

	Nominal				Current	Dayrate
Rig Name	WD*	Location	Status	Operator	Term	($000s)	Start Date	Est. End Date
International Semisubmersibles (24)

Mexico

Ocean New Era	1,500’	GOM	Current Contract	PEMEX	120-day extension	low 180’s	mid Feb. 2010	mid July 2010

		GOM	Special Survey	DODI			mid Nov. 2010	late Dec. 2010

North Sea/Mediterranean

Ocean Nomad	1,200’	North Sea	Current Contract	SPD/Valiant	one well	mid 240’s	mid April 2010	early June 2010

		North Sea	Future Contract	SPD/Wintershall	two wells	mid 240’s	early June 2010	mid Aug. 2010

		North Sea	Future Contract	SPD/Nautical	one well + unpriced option	mid 240’s	mid Aug. 2010	early Sept. 2010

Ocean Guardian	1,500’	Falkland Is.	Current Contract	AGR/Desire/Rockhopper/ BHPB	Seven firm wells plus three remaining optional wells	mid 240’s	mid Feb. 2010	late Sept. 2010

Ocean Princess	1,500’	North Sea	Current Contract	Talisman	remainder Nomad contract	upper 330’s	late April 2010	early April 2011

		North Sea	Future Contract	Talisman	120-day additional term	mid 270’s	early April 2011	late July 2011

Ocean Vanguard	1,500’	North Sea	Current Contract	Statoil	three-year term + unpriced option	high 340’s	late April 2010	mid May 2010

		North Sea	Special Survey	DODI			mid May 2010	early Aug. 2010

		North Sea	Resume current contract	Statoil	three-year term + unpriced option	high 340’s	early Aug. 2010	late June 2013

Ocean Valiant(Note 2)	5,500’	Angola	Current Contract	Total	two-year term	low 620’s	late Sept. 2009	late Sept. 2011

Australasia

Ocean Patriot	1,500’	Australia	Current Contract	Apache	two-year term + unpriced option	between 380-420	late Jan. 2009	late Jan. 2011

Ocean America	5,500’	Mobe	Australia mobe, acceptance	DODI			late Jan. 2010	mid May 2010

		Australia	Future Contract	Woodside	two-year term	mid 420’s	mid May 2010	mid May 2012

Ocean Epoch	3,000’	Australia	Current Contract	BHPB	550-day term	low 350’s	late Feb. 2009	late Aug. 2010

		Australia	Future Contract	BHPB	90-day extension + unpriced option	low 280’s	late Aug. 2010	mid Jan. 2011

Ocean General	3,000’	Vietnam	Current Contract	PVEP	Approx. two-year term	high 250’s	mid Oct. 2008	mid Oct. 2010

Ocean Rover	8,000’	Malaysia	Current Contract	Murphy	two-year term ext.	low 450’s	late Feb. 2009	early Oct. 2010

		Indonesia	Future Contract	Murphy	est. six months	high 380’s	early Oct. 2010	late March 2011

		Malaysia	Resume Current Contract	Murphy	resume two-year ext.	low 450’s	late March 2011	mid Aug. 2011

Note 2. Valiant — Dayrate subject to certain potential adjustments that are not expected to be material.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
May 17, 2010

Rig Name	Nominal WD*	Location	Status	Operator	Current Term	Dayrate ($000s)	Start Date	Est. End Date
Brazil

Ocean Ambassador	1,100’	Brazil	Current Contract	OGX	3-year term + unpriced option	low 260’s	mid Sept. 2009	mid Sept. 2012

Ocean Whittington	1,650’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.15%bonus)	low 240’s	late Jan. 2009	late Aug. 2012

Ocean Concord	2,300’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.15% bonus)	upper 240’s	early Jan. 2008	early Jan. 2013

Ocean Lexington	2,200’	Brazil	Current Contract	OGX	3-year term + unpriced option	mid 330’s	early Feb. 2010	early Feb. 2013

Ocean Yorktown	2,850’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.15% bonus)	low 250’s	mid Aug. 2008	mid Aug. 2013

Ocean Yatzy	3,300’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.10% bonus)	mid 250’s	early Oct. 2009	early Oct. 2014

Ocean Quest	4,000’	Brazil	Current Contract	OGX	2-year term + unpriced option	low 340’s	mid Feb. 2010	mid Feb. 2011

		Brazil	Resume Contract	OGX	2-year term + unpriced option	low 420’s	mid Feb. 2011	late Dec. 2011

Ocean Winner	4,000’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.10% bonus)	mid 280’s	mid March 2010	early May 2010

		Brazil	Special Survey	DODI		0	early May 2010	late Aug. 2010

		Brazil	Resume Current Contract	Petrobras	5-year term (includes 50% of pot.10% bonus)	mid 280’s	late Aug. 2010	mid March 2015

Ocean Worker	4,000’	Brazil	Current Contract	Petrobras	6-year term (includes 50% of pot.10% bonus)	mid 280’s	late Feb. 2009	late Feb. 2015

Ocean Alliance	5,250’		Intermediate Survey/Maint.	DODI	0		early March 2010	late June 2010

		Brazil	Future Contract	Petrobras	6-year term (includes 50% of pot.15% bonus)	mid 360’s	late June 2010	late June 2016

Ocean Star	5,500’	Brazil	Current Contract	OGX	one year + unpriced option	low 340’s	mid Feb. 2010	mid Feb. 2011

Ocean Courage	10,000’	Brazil	Current Contract	Petrobras	five-year term (includes 50% of pot. 6% bonus) + unpriced option	400 - 410	mid Feb. 2010	mid Feb. 2015

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
May 17, 2010

	Nominal					Dayrate
Rig Name	WD*	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
Brazil Cont.

Ocean Valor	10,000’	Mobe	Brazil Mobe/Acceptance test	DODI				late June 2010

		Brazil	Future Contract	Petrobras	3-year term + option to convert to 5 years during 1st year	low 450’s	late June 2010	late June 2013

Drillship (1)

Ocean Clipper	7,875’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.5% bonus)	mid 180’s	mid Dec. 2005	mid Dec. 2010

		Brazil	Future Contract	Petrobras	5-year term (includes 50% of pot. 5% bonus)	mid 310’s	mid Dec. 2010	early March 2011

		Brazil	Upgrade for Petrobras	DODI			early March 2011	mid May 2011

		Brazil	Resume Future Contract	Petrobras	5-year term (includes 50% of pot. 5% bonus)	mid 310’s	mid May 2011	mid Dec. 2015

International Jack-ups (7)

Ocean Nugget	300’ IC	Mexico	Resume Current Contract	Pemex	849 day term	mid 130’s	early Feb. 2010	late July 2011

Ocean Summit	300’ IC	Mexico	Current Contract	Pemex	476 day term	mid 130’s	late July 2009	mid Nov. 2010

Ocean King	300’ IC	Croatia	Current Contract	CROSCO	219-day bare-boat charter + option	low 50’s	mid Nov. 2009	late June 2010

Ocean Sovereign	300’ IC	Indonesia	Current Contract	Kodeco	five-month extension	mid 70’s	early May 2010	early Oct. 2010

Ocean Heritage	300’ IC	Suez Gulf	Current Contract	SUCO	option exercised	low 60’s	late July 2009	early July 2010

Ocean Spur	300’ IC	Egypt	Current Contract	WEPCO	one-year term + option	mid 80’s	late Aug. 2009	late Aug. 2010

		Egypt	Special Survey	DODI			late Aug. 2010	late Sept. 2010

Ocean Shield	350’ IC	Australia	Current Contract	Apache	one year	low 100’s	early May 2010	early May 2011

NOTES: Rig utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors. An LOI is subject to customary conditions, including the execution of a definitive agreement and as such may not result in a binding contract. Options are un-priced and any extension of contract is subject to mutually agreeable terms & conditions unless otherwise indicated. Mobe revenues (if any) and mobe expenses are deferred, and generally are amortized over the life of the contract. GOM = Gulf of Mexico.
*   Nominal Water Depth — Nominal water depth (in feet) reflects the current operating water depth capability for each drilling unit. In many cases, individual rigs are capable of drilling, or have drilled, in greater water depths. In all cases, floating rigs are capable of working successfully at greater depths than their nominal depth. On a case by case basis, we may achieve a greater depth capacity by providing additional equipment.
On rig utilization, assume 95% for DP units, 96% for conventionally moored rigs, and 98% for jack-ups.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
May 17, 2010
EXPECTED 2010 DOWNTIME — 10 DAYS OR LONGER* (Subject to Change)

# Days
Rig	April Actual	Est. Q2 Total	Comments

Shipyard — 5-Year Surveys/Maintenance
New Era		0	5-year survey, Q4
Spartan		0	5-year survey, Q4
Spur		0	5-year survey, Q3
Vanguard		47	5-year survey, Q2, Q3 (est. 33 days)
Winner		54	5-year survey and steel replacement, Q2, Q3 (est. 57 days)

Total 5-year Surveys	0	101

Intermediate Surveys/Maintenance
Alliance	30	87	uwild and thruster changeout
Titan		0	uwild, Q4

Total Intermediate Surveys	30	87

Contract Preparation/Mobe/Acceptance Testing
America	30	48	Cont. Contract prep, mobe, for Australia
Baroness	30	91	Cont. Contract prep, mobe, accept. test for Brazil
Scepter		0	Contract prep, mobe for Brazil, Q3, Q4 (est. 108 days)

Total Contract Prep.	60	139

New Rig Commissioning/Contract Prep
Valor	30	91	Prep, mobe, accept. test for Brazil

Other Total	30	91

Total	120	418

*	Does Not Include Cold or Hot Stacked Rigs (see following page for cold stacked units) Survey Costs: During surveys, normal opex applies, plus additional costs. Mobe Costs: Amortized mobe costs are generally offset by amortized mobe revenues.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
May 17, 2010
COLD STACKED RIGS: 4 — (3 jack-ups, 1 semisubmersible)

Ocean Crusader	200’ MC	GOM	Stacked	DODI

Ocean Drake	200’ MC	GOM	Stacked	DODI

Ocean Champion	250’ MS	GOM	Stacked	DODI

Ocean Bounty	1,500’	Malaysia	Stacked	DODI

Forward-Looking Statements: The rig status report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “believe,” should, “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, start and end dates and comments concerning future contracts and availability, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning rigs being upgraded or to be upgraded and the revised Ocean Victory contract. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, contract cancellations, customer bankruptcy, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.